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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  JULY 22, 2004
                                 Date of Report
                        (Date of earliest event reported)



                            P. H. GLATFELTER COMPANY
             (Exact name of registrant as specified in its charter)





                                  PENNSYLVANIA
         (State or other jurisdiction of incorporation or organization)



                 1-3560                                   23-0628360
        (Commission file number)               (IRS Employer Identification No.)


   96 SOUTH GEORGE STREET, SUITE 500
        YORK, PENNSYLVANIA 17401                       (717) 225-4711
(Address of principal executive offices)        (Registrant's telephone number,
                                                     including area code)



                                       N/A
          (Former name or former address, if changed since last report)


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ITEM  7.    FINANCIAL STATEMENTS AND EXHIBITS

            (c) Exhibits

            The following exhibit is furnished herewith.

            Exhibit
            Number    Description
            --------------------------------------------------------------------
            99.1      Earnings press release issued by P.H. Glatfelter Company
                      (the "Company") on July 22, 2004, with respect to the results of operations for the three months and six months ended June 30, 2004.


ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

            On July 22, 2004, the Company reported results of operations for the three months and six months ended June 30, 2004. A copy of the earnings press release issued by the Company is furnished herewith as Exhibit 99.1.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              P. H. Glatfelter Company
                                                  (Registrant)

               Date: July 22, 2004      By:   /s/ John P. Jacunski
                                              ---------------------------------
                                                  John P. Jacunski
                                                  Vice President and Corporate
                                                     Controller


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                                  EXHIBIT INDEX

Exhibit
Number      Description
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99.1        Earnings press release issued by the Company on July 22, 2004, with respect to the results of operations for the three months and six months ended June 30, 2004, furnished herewith.



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